SecureDesigns® Variable Annuity AdvanceDesigns® Variable Annuity AdvisorDesigns® Variable Annuity EliteDesigns® Variable Annuity Variflex Variable Annuity Variflex LS Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

SecureDesigns Variable Annuity AdvanceDesigns Variable Annuity AdvisorDesigns Variable Annuity EliteDesigns Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Ave., Suite 641 N Rye Brook, New York 10573

Supplement Dated March 15, 2011
To Prospectus Dated May 1, 2010

Subject to a shareholder vote to be held on April 1, 2011, effective May 2, 2011, the Invesco Van Kampen V.I. Government fund will merge into the Invesco V.I. Government Securities fund. The Company will no longer make available the Invesco Van Kampen V.I. Government fund as an investment option under the Contract.

The “Objectives for Underlying Funds – Invesco Van Kampen V.I. Government” section of the Prospectus is deleted in its entirety and replaced with the following:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Invesco V.I. Government Securities	Series II	Total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.

Please Retain This Supplement For Future Reference